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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)    November 23, 1998
                                                 ---------------------------

                                    UST Inc.
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               (Exact Name of Registrant as Specified in Charter)

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
         Delaware                                      0-17506                             06-1193986
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 (State or Other Jurisdiction                        (Commission                         (IRS Employer
         of Incorporation)                           File Number)                       Identification No.)


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 100 West Putnam Avenue, Greenwich, Connecticut                        06830
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(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code   (203) 661-1100
                                                     --------------------------

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ITEM 5.           OTHER EVENTS.
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          On November 23, 1998, Registrant's subsidiary, United States Tobacco
Company, entered into a smokeless tobacco master settlement agreement (the "Settlement Agreement") with 45 state attorneys general and 5 U.S. territories to resolve the remaining health care cost recovery cases initiated by various attorneys general currently pending against Registrant. Subject to final court approval in the respective states, the Settlement Agreement requires Registrant to adopt various marketing and advertising restrictions and make payments expected to total between $100 and approximately $200 million over ten years - depending on various factors - for programs to reduce youth usage of tobacco and combat youth substance abuse and for enforcement purposes. In addition, the Settlement Agreement provides for payment by Registrant of legal costs in the amount of $5 million. Registrant intends to record a charge of approximately $15 million in the fourth quarter of 1998 for payments to the enforcement fund, the payment of legal fees, and the first on-going payment to the public education fund due in 1999 related to Registrant's 1998 shipments and market share, as defined in the Settlement Agreement. The balance of the future on-going payments related to Registrant's market share will be charged to expense in the period the related shipments occur. The Settlement Agreement is filed herewith as Exhibit 10 and incorporated herein by reference.


ITEM 7.           EXHIBITS.
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      (c)         Exhibits


                  10. Smokeless Tobacco Master Settlement Agreement between State Attorneys General and U.S. territories and United States Tobacco Company, entered into on November 23, 1998.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     UST Inc.
                                 ----------------------------------------------
                                                   (Registrant)

Date:  November 25, 1998         By: /s/ DEBRA A. BAKER
                                    -------------------------------------------
                                    Name:   Debra A. Baker
                                    Title:  Senior Vice President
                                            and Secretary

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                                     EXHIBIT INDEX
                                     -------------

Item No.                               Exhibits
--------                               --------

10. Smokeless Tobacco Master Settlement Agreement between State Attorneys General and U.S. territories and United States Tobacco Company, entered into on November 23, 1998.